                                                                      Exhibit 10

                             JOINT FILING AGREEMENT

The undersigned, being duly authorized thereunto, hereby execute this agreement as an exhibit to this Schedule 13D to evidence the agreement of the below-named parties, in accordance with the rules promulgated pursuant to the Securities Exchange Act of 1934, to file this Schedule, and any amendments or supplements thereto, jointly on behalf of each such party.

Dated: July 2, 2001
RCBA GP, L.L.C.                                          RCBA STRATEGIC PARTNERS, L.P.

                                                         By:  RCBA GP, L.L.C.
                                                              its general partner

By:  /s/ Murray A. Indick                                By:  /s/ Murray A. Indick
    ----------------------------------                       ----------------------------------
    Murray A. Indick                                         Murray A. Indick
    Member                                                   Member


RICHARD C. BLUM & ASSOCIATES, INC.                       BLUM CAPITAL PARTNERS, L.P.

                                                         By:  Richard C. Blum & Associates, Inc.
                                                              its general partner

By:  /s/ Murray A. Indick                                By:  /s/ Murray A. Indick
    ----------------------------------                       ----------------------------------
    Murray A. Indick                                         Murray A. Indick
    Partner, General Counsel                                 Partner, General Counsel
    and Secretary                                            and Secretary


                                                         BLUM CB CORP.

By:  /s/ Murray A. Indick                                By:  /s/ Murray A. Indick
    ----------------------------------                       ----------------------------------
    RICHARD C. BLUM                                          Murray A. Indick
                                                             Vice President, Secretary and
By: Murray A. Indick, Attorney-in-Fact                       Assistant Treasurer


CBRE HOLDING, INC.

By:  /s/ Murray A. Indick
    ----------------------------------
    Murray A. Indick
    Vice President, Secretary and
    Assistant Treasurer